                                                                    EXHIBIT 99.1

                         CONSENT TO SERVE AS DIRECTOR

Re: Ozark Bankshares, Inc. (to be renamed Bank of the Ozarks, Inc.), an Arkansas corporation (the "Company")

The undersigned hereby consents to being named in a prospectus (the "Prospectus") filed as part of a registration statement on Form S-1 under the Securities Act of 1933, as amended, by the Company with respect to the undersigned's nomination as a director of the Company, and the undersigned hereby agrees to serve as a director of the Company upon the consummation of the public offering of shares of the Company's common stock as described in the Prospectus.

Dated:      May 5, 1997


Roger Collins
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Name

/s/ Roger Collins
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Signature

                          CONSENT TO SERVE AS DIRECTOR

Re: Ozark Bankshares, Inc. (to be renamed Bank of the Ozarks, Inc.), an Arkansas corporation (the "Company")

The undersigned hereby consents to being named in a prospectus (the "Prospectus") filed as part of a registration statement on Form S-1 under the Securities Act of 1933, as amended, by the Company with respect to the undersigned's nomination as a director of the Company, and the undersigned hereby agrees to serve as a director of the Company upon the consummation of the public offering of shares of the Company's common stock as described in the Prospectus.

Dated:      May 5, 1997


C. E. Dougan
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Name

/s/ C. E. Dougan
----------------------------------
Signature

                          CONSENT TO SERVE AS DIRECTOR

Re: Ozark Bankshares, Inc. (to be renamed Bank of the Ozarks, Inc.), an Arkansas corporation (the "Company")

The undersigned hereby consents to being named in a prospectus (the "Prospectus") filed as part of a registration statement on Form S-1 under the Securities Act of 1933, as amended, by the Company with respect to the undersigned's nomination as a director of the Company, and the undersigned hereby agrees to serve as a director of the Company upon the consummation of the public offering of shares of the Company's common stock as described in the Prospectus.

Dated:      May 12, 1997


Robert East
----------------------------------
Name

/s/ Robert East
----------------------------------
Signature

                          CONSENT TO SERVE AS DIRECTOR

Re: Ozark Bankshares, Inc. (to be renamed Bank of the Ozarks, Inc.), an Arkansas corporation (the "Company")

The undersigned hereby consents to being named in a prospectus (the "Prospectus") filed as part of a registration statement on Form S-1 under the Securities Act of 1933, as amended, by the Company with respect to the undersigned's nomination as a director of the Company, and the undersigned hereby agrees to serve as a director of the Company upon the consummation of the public offering of shares of the Company's common stock as described in the Prospectus.

Dated:      May 9, 1997


Porter Hillard
-------------------------------------
Name

/s/ Porter Hillard
-------------------------------------
Signature

                          CONSENT TO SERVE AS DIRECTOR

Re: Ozark Bankshares, Inc. (to be renamed Bank of the Ozarks, Inc.), an Arkansas corporation (the "Company")

The undersigned hereby consents to being named in a prospectus (the "Prospectus") filed as part of a registration statement on Form S-1 under the Securities Act of 1933, as amended, by the Company with respect to the undersigned's nomination as a director of the Company, and the undersigned hereby agrees to serve as a director of the Company upon the consummation of the public offering of shares of the Company's common stock as described in the Prospectus.

Dated:      May 14, 1997


Henry Mariani
------------------------------------
Name

/s/ Henry Mariani
------------------------------------
Signature

                          CONSENT TO SERVE AS DIRECTOR

Re: Ozark Bankshares, Inc. (to be renamed Bank of the Ozarks, Inc.), an Arkansas corporation (the "Company")

The undersigned hereby consents to being named in a prospectus (the "Prospectus") filed as part of a registration statement on Form S-1 under the Securities Act of 1933, as amended, by the Company with respect to the undersigned's nomination as a director of the Company, and the undersigned hereby agrees to serve as a director of the Company upon the consummation of the public offering of shares of the Company's common stock as described in the Prospectus.

Dated:      May 12, 1997


R. L. Qualls
-----------------------------------
Name

/s/ R. L. Qualls
-----------------------------------
Signature

                          CONSENT TO SERVE AS DIRECTOR

Re: Ozark Bankshares, Inc. (to be renamed Bank of the Ozarks, Inc.), an Arkansas corporation (the "Company")

The undersigned hereby consents to being named in a prospectus (the "Prospectus") filed as part of a registration statement on Form S-1 under the Securities Act of 1933, as amended, by the Company with respect to the undersigned's nomination as a director of the Company, and the undersigned hereby agrees to serve as a director of the Company upon the consummation of the public offering of shares of the Company's common stock as described in the Prospectus.

Dated:      May 14, 1997


Kennith Smith
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Name

/s/ Kennith Smith
------------------------------------
Signature
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